SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                         OCTOBER 16, 2002
                         ----------------
         Date of Report (date of earliest event reported)


                  OIL-DRI CORPORATION OF AMERICA
                  ------------------------------
       Exact name of registrant as specified in its charter


                             DELAWARE
                             --------
          (State or other jurisdiction of incorporation)


 410 North Michigan Avenue
     CHICAGO, ILLINOIS                             60611
-------------------------           -----------------------------
  (Address of principal                         (Zip Code)
    executive offices)



                           312-321-1515
                           ------------
                  (Registrant's telephone number)





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


      (a) On October 16, 2002 Blackman Kallick Bartelstein, LLP was advised that it would not be engaged to audit Oil-Dri
Corporation of America's ("Oil-Dri") financial statements for its fiscal year ending July 31, 2003 and that PricewaterhouseCoopers
LLC would be engaged as independent accountants to audit
Oil-Dri's financial statements.

      The Independent Auditor's Report of Blackman Kallick
Bartelstein, LLP ("Blackman Kallick") for each of its fiscal years ended July 31, 2001 and July 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      The decision to recommend to the Board that Oil-Dri's accountants be changed was made by Oil-Dri's Audit Committee based on its determination that PricewaterhouseCoopers, LLP would provide Oil-Dri with greater expertise, depth of resources, and experience in auditing public companies to meet today's, and future, heightened legislative and regulatory requirements. The recommendation was reported to the Board which discussed and affirmed it.

      During Oil-Dri's fiscal years ended July 31, 2001 and July 31, 2002, and the subsequent interim period preceding the termination of Blackman Kallick, there were no disagreements with Blackman Kallick (whether resolved to Blackman Kallick's satisfaction or not so resolved) on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which, if not resolved to Blackman Kallick's satisfaction, would have caused it to make reference to the subject matter of the disagreement in its report.

      Blackman Kallick did not advise Oil-Dri during Oil-Dri's two most recent fiscal years or in the subsequent interim period through October 16, 2002:

     (A) that internal controls necessary for Oil-Dri to develop reliable financial statements did not exist;

     (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

     (C) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or in the subsequent interim period through the date of termination, that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with Oil-Dri's financial statements; or

     (D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

     As required, Oil-Dri has provided Blackman Kallick with a copy of the foregoing disclosure and requested that it furnish Oil-Dri with a letter addressed to the Commission stating whether it agrees with the statement made by Oil-Dri and, if not, stating the respects in which it disagrees. That letter is filed with this report as an exhibit.

      (b) On October 16, 2002, PricewaterhouseCoopers LLP was engaged as the principal accountant to audit Oil-Dri's financial statements for its fiscal year ending July 31, 2003. Prior to that engagement Oil-Dri had not consulted with PricewaterhouseCoopers during Oil-Dri's two most recent fiscal years or in the period since the end of the most recent fiscal year through October 16, 2002, on any matter regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Oil-Dri's financial statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

           1.   Letter, dated October 17, 2002, from Blackman
Kallick to the Commission.



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                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Oil-Dri has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          Oil-Dri Corporation of America



                            /S/ Daniel S. Jaffee
                          -------------------------------------
                          Daniel S. Jaffee
                          President and Chief Executive Officer

                               October 18, 2002
                          -------------------------------------
                          Date


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                           Exhibit Index

      1. Letter, dated October 17, 2002, from Blackman Kallick to the Commission.

[Blackman Kallick Bartelstein LLP Logo]

                                                          Exhibit 1




October 17, 2002


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D. C. 20549

Dear Sirs/Madams:

We have read Item 4(a) of Oil-Dri Corporation of America's Form
8-K dated October 17, 2002, and have the following comments:

1. We agree with the statements made in paragraphs one, two and four through six.
2. We have no basis on which to agree or disagree with the statements made in paragraph three.

Sincerely,


/s/ Blackman Kallick Bartelstein LLP